Exhibit 99.8

Monthly Operating Report

CASE NAME: W.O. Operating Company, Ltd.	ACCRUAL BASIS

CASE NUMBER:  12-31556-bjh-11

JUDGE:  Barbara J. Houser

UNITED STATES BANKRUPTCY COURT

NORTHERN AND EASTERN

DISTRICT OF

TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: May 31st, 2012

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ John H. Homier	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

John H. Homier	6/20/2012
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Adrian Lamberti	Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Adrian Lamberti	6/20/2012
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME: W.O. Operating Company, Ltd.	ACCRUAL BASIS-1

CASE NUMBER: 12-31556-bjh-11

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	3/8/12 to 3/31/12	April 2012	May 2012
ASSETS
1.	UNRESTRICTED CASH	$0	$459,975	$1,378,058	$1,832,311
2.	RESTRICTED CASH
3.	TOTAL CASH	$0	$459,975	$1,378,058	$1,832,311
4.	ACCOUNTS RECEIVABLE (NET)	$1,133,000	$1,135,000	$981,000	$715,000
5.	INVENTORY (3)	$817,200	$238,973	$223,384	$268,884
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES		$81,598	$211,647	$117,525
8.	OTHER (ATTACH LIST) (1)	$250,000
9.	TOTAL CURRENT ASSETS	$2,200,200	$1,915,546	$2,794,089	$2,933,720
10.	PROPERTY, PLANT & EQUIPMENT	$127,800	$157,012,828	$157,012,828	$157,012,828
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION		$123,836,141	$124,036,531	$124,229,384
12.	NET PROPERTY, PLANT & EQUIPMENT	$127,800	$33,176,687	$32,976,297	$32,783,444
13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$817,200	$817,200	$817,200	$817,200
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$3,145,200	$35,909,433	$36,587,586	$36,534,364

POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$50,258	$83,610	$97,134
18.	TAXES PAYABLE (3)		$17,381	$54,463	$85,756
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (3) (ATTACH LIST) MOR-1c		$104,807	$1,066	$(89,359)
23.	TOTAL POSTPETITION LIABILITIES		$172,446	$139,139	$93,531

PREPETITION LIABILITIES
24.	SECURED DEBT (2)	$80,995,000
25.	PRIORITY DEBT	$840,953	$840,853	$815,641	$807,603
26.	UNSECURED DEBT	$1,386,347	$1,386,347	$1,386,347	$1,386,347
27.	OTHER (MOR-1 Exhibits A and B)		$66,918,962	$67,387,464	$67,387,471
28.	TOTAL PREPETITION LIABILITIES	$83,222,300	$69,146,162	$69,589,452	$69,581,421
29.	TOTAL LIABILITIES	$83,222,300	$69,318,608	$69,728,591	$69,674,953

EQUITY
30.	PREPETITION OWNERS’ EQUITY		$(33,911,521)	$(33,911,521)	$(33,911,521)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$502,346	$770,516	$770,932
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY	$(80,077,100)	$(33,409,175)	$(33,141,005)	$(33,140,589)
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$3,145,200	$35,909,433	$36,587,586	$36,534,364

(1) Includes consolidated retainer of $250,000 for Cano Petroleum, Inc. and its related debtor entities.

(2) For balance sheet purposes, the secured debt for Cano Petroleum, Inc. and its subsidiaries is carried in total by Cano Petroleum, Inc.

(3) Estimated

(4) $25,212.02 of pre-petition severance taxes paid in April 2012 for December 2011 and January 2012. $8,037.61 of pre-petition severance taxes paid in May 2012 for February 2012.

Monthly Operating Report

CASE NAME: W.O. Operating Company, Ltd.	ACCRUAL BASIS-2

CASE NUMBER: 12-31556-bjh-11

INCOME STATEMENT

		MONTH	MONTH	MONTH	MONTH
		3/8/2012 to 3/31/2012	April 2012	May 2012
REVENUES
1.	GROSS REVENUES (2)	$1,008,678	$949,500	$685,200
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$1,008,678	$949,500	$685,200	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD (LOE)	$261,845	$393,760	$372,229
7.	TOTAL COST OF GOODS SOLD	$261,845	$393,760	$372,229	$0
8.	GROSS PROFIT	$746,834	$555,740	$312,971	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE	$12,330	$31,351	$22,791
12.	RENT & LEASE	$1,775	$2,126	$1,961
13.	OTHER (ATTACH LIST) (4) MOR-2b	16,506	12,400	11,800
14.	TOTAL OPERATING EXPENSES	$30,611	$45,877	$36,552	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$716,223	$509,863	$276,419	$0
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
17.	NON-OPERATING EXPENSE (ATT. LIST)
18.	INTEREST EXPENSE	$9,639	$31,977	$31,795
19.	DEPRECIATION / DEPLETION	$201,413	$200,390	$192,853
20.	AMORTIZATION
21.	OTHER (3) (MOR-2a)	$17,381	$21,726	$22,450
22.	NET OTHER INCOME & EXPENSES	$228,432	$254,093	$247,098	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES (1)	$1,950	$0	$0
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$1,950	$0	$0	$0
27.	INCOME TAX
28.	NET PROFIT (LOSS) (2)	$485,841	$255,770	$29,321	$0

(1) Fee for W.O Operating Company Inc. at $975.00, fee for W.O Energy, Inc. at $325.00, fee for W.O. Energy of Nevada, Inc. at $325.00 and fee for W.O. Production Company at $325.00. These companies are linked to W.O. Operating Company, Inc. but have no bank accounts of their own from which to pay fees.

(2) NET of royalties, estimated and/or paid.

(3) Estimated Property Taxes

(4) Estimated Severance Taxes

Monthly Operating Report

CASE NAME: W.O. Operating Company, Ltd.	ACCRUAL BASIS-3

CASE NUMBER: 12-31556-bjh-11

		MONTH	MONTH	MONTH	QUARTER
		3/8/2012 to 3/31/2012	April 2012	May 2012	TOTAL

CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$0	$459,975	$1,378,058	$0
RECEIPTS FROM OPERATIONS
2.	CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$701,919			$701,919
4.	POSTPETITION		$1,395,467	$968,220	$2,363,687
5.	TOTAL OPERATING RECEIPTS	$701,919	$1,395,467	$968,220	$3,065,606
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)				$0
9.	TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10.	TOTAL RECEIPTS	$701,919	$1,395,467	$968,220	$3,065,606
11.	TOTAL CASH AVAILABLE	$701,919	$1,855,442	$2,346,278	$3,065,606
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$39,588	$88,291	$86,652	$214,531
13.	PAYROLL TAXES PAID	$2,916	$5,592	$5,604	$14,112
14.	SALES, USE & OTHER TAXES PAID (3)		$25,278	$24,543	$49,821
15.	SECURED / RENTAL / LEASES		$1,875	$3,650	$5,525
16.	UTILITIES (2)	$923	$133,325	$4,746	$138,995
17.	INSURANCE				$0
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES	$402	$592		$995
20.	TRAVEL				$0
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE	$40,247	$102	$416	$40,764
23.	SUPPLIES		$107	$300	$407
24.	ADVERTISING				$0
25.	OTHER (4) (MOR-3 Exhibit A)	$157,868	$222,222	$385,984	$766,073
26.	TOTAL OPERATING DISBURSEMENTS	$241,944	$477,384	$512,016	$1,231,344
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES (5)			$1,950	$1,950
29.	OTHER (ATTACH LIST)				$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$1,950	$1,950
31.	TOTAL DISBURSEMENTS	$241,944	$477,384	$513,966	$1,233,294
32.	NET CASH FLOW	$459,975	$918,083	$454,253	$1,832,311
33.	CASH - END OF MONTH (1)	$459,975	$1,378,058	$1,832,311	$1,832,311

Notes:

(1)	Exclusive of cash sweep from zero balance accounts to concentration account at cano Petroleum, Inc.
(2)	April total, includes utility deposits of $71,568.59 paid by approved order
(3)	April total Includes $25,212.02 of prepetition severance taxes for Dec-2011 and Jan-2012 sales and $66.00 for a post petition truck tag.
(4)	Including royalties, estimated and/or paid.
(5)	Total includes 1st quarter fees of $325.00 each for W.O Energy, Inc; W.O Production Company, Ltd.;W.O. Energy of Nevada Inc. and $975.00 for W.O. Operating Company Ltd.

Monthly Operating Report

CASE NAME: W.O. Operating Company, Ltd.	ACCRUAL BASIS-4

CASE NUMBER: 12-31556-bjh-11

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	3/31/2012	April 2012	May 2012
1.	0-30	$1,133,000	$1,135,000	$981,000	$715,000
2.	31-60
3.	61-90
4.	91+
5.	TOTAL ACCOUNTS RECEIVABLE	$1,133,000	$1,135,000	$981,000	$715,000
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$1,133,000	$1,135,000	$981,000	$715,000

AGING OF POSTPETITION TAXES AND PAYABLES (1)	MONTH:	May 2012

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER (ATTACH LIST) MOR-4a	$11,800	$12,400			$24,200
5.	TOTAL TAXES PAYABLE	$11,800	$12,400	$0	$0	$24,200

6.	ACCOUNTS PAYABLE	$97,134	$0			$97,134

STATUS OF POSTPETITION TAXES (1)	MONTH:	May 2012

		BEGINNING	AMOUNT		ENDING
		TAX	PAID		TAX
		LIABILITY*	0R ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**
2.	FICA-EMPLOYEE**
3.	FICA-EMPLOYER**
4.	UNEMPLOYMENT
5.	INCOME
6.	OTHER (ATTACH LIST)
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING
9.	SALES
10.	EXCISE
11.	UNEMPLOYMENT
12.	REAL PROPERTY (2)	$39,106	$22,450		$61,556
13.	PERSONAL PROPERTY
14.	OTHER (ATTACH LIST) MOR-4a	$28,906	$11,800	$16,506	$24,200
15.	TOTAL STATE & LOCAL	$68,012	$34,250	$16,506	$85,756
16.	TOTAL TAXES	$68,012	$34,250	$16,506	$85,756

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

(1) Only taxes paid directly by Cano Petroleum, Inc. and its subsidiaries; taxes paid on their behalf by others (e.g. first purchasers and PEO — Resourcing Edge) ae not shown

(2) 2012 Ad valorem taxes accrued for postpetition taxes

Monthly Operating Report

CASE NAME: W.O. Operating Company, Ltd.	ACCRUAL BASIS-5

CASE NUMBER: 12-31556-bjh-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH:	May 2012

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3
A. BANK:		Bank of Texas N.A
B. ACCOUNT NUMBER:		31012159
C. PURPOSE (TYPE):		Checking			TOTAL
1.	BALANCE PER BANK STATEMENT	$0			$0
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS	$153,918			$153,918
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS (1)	$(153,918)	$0	$0	$(153,918)
6.	NUMBER OF LAST CHECK WRITTEN	1005003288

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH - END OF MONTH				$(153,918)

(1) Includes effect of cash sweeps from zero balance accounts to concentration account at Cano Petroleum, Inc.

Monthly Operating Report

CASE NAME: W.O. Operating Company, Ltd.	ACCRUAL BASIS-6

CASE NUMBER: 12-31556-bjh-11

MONTH: May 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS

	DATE OF COURT				TOTAL
	ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS	$0	$0	$0	$0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Scott White (1)	$887	$1,774	$(887)
2.	Miles O’ Loghlin (1)	$887	$1,774	$(887)
3.	Xerox Corporation	$100	$100	$0
4.				$0
5.
6.	TOTAL	$1,874	$3,648	$(1,774)

(1) June 2012 rent was prepaid in May 2012 leaving a credit of $877

Monthly Operating Report

CASE NAME: W.O. Operating Company, Ltd.	ACCRUAL BASIS-7

CASE NUMBER: 12-31556-bjh-11

MONTH:	May 2012

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

A total of $8,037.61 of prepetition severance tax expense was paid for February 2012 in May 2012 law court order

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER
	NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
General Liability Insurance	ACE American Insurance	8/16/2011 to 8/16/2012	Fully paid at the time
Business Auto	ACE American Insurance	8/16/2011 to 8/16/2012	of preparation
Umbrella	ACE Property & Casualty	8/16/2011 to 8/16/2012
Umbrella Extension	Gotham Insurance Company	8/16/2011 to 8/16/2012
Marine Insurance	AGCS Marine Insurance Co.	8/16/2011 to 8/16/2012
COW	Lloyds of London	8/16/2011 to 8/16/2012

MOR-1a

PREPETITION	$
1160000000 Intercompany Receivable/Payable Account	(39,380,182.48)
1160001001 Intercompany Receivable/Payable CC 1001	6,715,040.65
1160001003 Intercompany Receivable/Payable CC 1003	1,581.28
1160001004 Intercompany Receivable/Payable CC 1004	(17,152.07)
1160001010 Intercompany Receivable/Payable CC 1010	88,658.92
(32,592,053.70)

MOR-1b

PREPETITION
4700000000 Deferred Tax Liability	(33,149,692)
4800000000 Asset Retirement Obligation Long Term	(1,645,725)
(34,795,417)

MOR-1c

March Ajustments to Inter Company	$(363,702)

April Ajustments to Inter Company	$16,415

May Ajustments to Inter Company	$(89,359)

Net Total	(436,646)

MOR-2a

Line 21 - Other

March 8 - 31 Ad Valorem tax Estimate	17,380.51

April 1 - 30 Ad Valorem tax Estimate	21,725.64

May 1 - 31 Ad Valorem tax Estimate	22,449.83

Total Post Petition Ad Valorem Taxes	$61,555.98

MOR-2b

March Severance Taxes	16,506

April Severance Taxes	12,400

May Severance Taxes	11,800

Total	40,706

MOR-3a

Line 25 - Other Expenses

March 2012

LOE Payments General	—
Royalty Checks - Dec 2011 & Jan 2012 Sales	157,868
Lease Operating Expense LOE	157,868

April 2012

LOE Payments General	146,680
Royalty Checks - Feb 2012 Sales	75,542
Lease Operating Expense LOE	222,222

May 2012
LOE Payments General	259,662
Royalty Owner Checks - March Sales	126,322

Lease Operating Expense LOE	385,984

MOR-4a

April Severance Taxes*	12,400.00

May Severance Taxes*	11,800.00

Total Post Petition Severance Taxes	$24,200.00

* Estimated Taxes